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                                                                  EXHIBIT 19.1

                       STATEMENT TO CERTIFICATEHOLDERS
                    NATIONSCREDIT GRANTOR TRUST 1997 - 1

   Pursuant to the Pooling and Servicing Agreement, dated as of May 22, 1997 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

           Month                                                   Feb-98
           Collection Period                                            2/1/98
           Determination Date                                          3/11/98
           Deposit Date                                                3/13/98
           Distribution Date                                           3/16/98

           POOL BALANCE
              Pool Balance on the close of the last day of
                 the Collection Period  (Record Date)           148,090,253.96
              Pool Factor                                          81.4662432%
              Ending Pool Balance (per $1,000 certificate)                 815
              Liquidation Proceeds                                     236,172
              Purchase Amounts                                            -

           AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE
            (PER $1,000 CERTIFICATE)
              Interest Payments:
              Monthly Interest Payment                                   4.690
              Carry-Over Monthly Interest Payment                          -
              Total Interest Payment                                     4.690

              Principal Payments:
              Monthly Principal Payment                                 19.158
              Carry-Over Monthly Principal Payment                         -
              Total Principal Payment                                   19.158

              Servicing Fee:
              Servicing Fee                                              0.521
              Carry-Over Monthly Servicing Fee                                -
              Total Servicing Fee                                        0.521

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                        MONTHLY SERVICERS CERTIFICATE
                     NATIONSCREDIT GRANTOR TRUST 1997 - 1

   Pursuant to the Pooling and Servicing Agreement, dated as of May 31, 1997 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance ofthe Trust. The information with respect to the applicable Distribution Date is set forth below.

           Month                                                 Feb-98
           Collection Period                                          1-Feb-98
           Determination Date                                        11-Mar-98
           Deposit Date                                              13-Mar-98
           Distribution Date                                         16-Mar-98

           POOL BALANCE
              Pool Balance on the close of the last day of
                 the preceding Collection Period                151,572,836.01
              Principal Collections                               3,108,775.42
              Purchase Amounts Allocable to Principal                   -
              Defaulted Receivables                                 373,806.63
              Pool Balance on the close of the last day of
                 the Collection Period                          148,090,253.96

              Original Pool Balance                             181,781,125.63

              Certificate Factor                                     81.46624%

              Preference Amounts                                        -

              Certificate Pass-Through Rate                              6.75%
              Servicing Fee Rate                                         0.75%

           AVAILABLE FUNDS
              Collections allocable to interest                   1,320,504.24
              Purchase Amounts allocable to interest                    -
              Liquidation Proceeds                                  236,171.80
              Collections allocable to principal                  3,108,775.42
              Purchase Amounts allocable to principal                   -
              Other Available Funds - Interest on Collection
                 or Certificate Account                                 -
              Total Available Funds                               4,665,451.46

           INTEREST PAYMENT
              Monthly Interest Payment                              852,597.20
              Carry-Over Monthly Interest                               -
              Total                                                 852,597.20

           PRINCIPAL PAYMENT
              Monthly Principal Payment                           3,482,582.05
              Carry-Over Monthly Principal                              -
              Total                                               3,482,582.05

           SERVICING FEE
              Servicing Fee                                          94,733.02
              Carry-Over Servicing Fee                                   -
              Total                                                  94,733.02

           DEPOSIT TO THE CERTIFICATE ACCOUNT
              Available Funds                                     4,665,451.46
              Reserve Account Withdrawal Amount                         -
              Surety Drawing Amount                                     -
              Total Deposit to the Certificate Account            4,665,451.46

           DISTRIBUTIONS FROM THE CERTIFICATE ACCOUNT
              Monthly Interest Payment and any Carry-Over
                 Monthly Interest                                   852,597.20
              Monthly Principal Payment and any Carry-Over
                 Monthly Principal                                3,482,582.05
              Servicing Fee and any Carry-Over Servicing Fee         94,733.02
              Distributions to the Surety Bond Provider              15,157.28
              Distributions to the Reserve Account                       -
              Distributions to the Seller                           220,381.90

              Carry-Over Monthly Interest to the next
                 Distribution Date                                       -
              Carry-Over Monthly Principal to the next
                 Distributions Date                                      -
              Carry-Over Servicing Fee to the next
                 Distribution Date                                       -

           RESERVE ACCOUNT
              Reserve Account Balance as of the end of the
                 preceding Collection Period                      6,062,913.44
              Earnings from investments on the Reserve Account       21,923.89
              Reserve Account Withdrawal Amount                         -
              Deposits to the Reserve Account                           -
              Reserve Account Balance                             6,084,837.33
              Distributions of any excess amounts on deposit
                 in the Reserve Account                             161,227.17
              Ending Reserve Account Balance                      5,923,610.16

              Reserve Account Balance as a % of the Pool Balance         4.00%
              Specified Reserve Account Requirement               5,923,610.16
              Amount needed to fully fund Reserve Account                -

           SURETY BOND

              Outstanding Reimbursement Obligations at the
                 end of the preceding Collection Period                  -
              Preference Amounts                                         -
              Surety Drawing Amount                                      -
              Surety Bond Fee                                        15,157.28
              Interest on Outstanding Reimbursement Obligations
                 at the end of the preceding Collection Period           -
              Amounts due to Surety Bond Provider                    15,157.28
              Distributions to the Surety Bond Provider              15,157.28
              Remaining Reimbursement Obligations Owed to
                 the Surety Bond Provider                                -

           NET CREDIT LOSS RATIO
              Net Credit Losses                                     137,634.83
              For the current Collection Period                          1.10%
              For the preceding Collection Period                        1.23%
              For the second preceding Collection Period                 0.72%
              Average Net Credit Loss Ratio                              1.02%

           DELINQUENCY ANALYSIS
              Number of Loans
              30 to 59 days past due                                       217
              60 to 89 days past due                                        48
              90 or more days past due                                     116
              Total                                                        381

              Principal Balance
              30 to 59 days past due                              2,158,557.21
              60 to 89 days past due                                428,880.51
              90 or more days past due                            1,300,436.10
              Total                                               3,887,873.82

              Delinquency Ratio
              For the current Collection Period                          2.63%
              For the preceding Collection Period                        2.65%
              For the second preceding Collection Period                 2.83%
              Average Delinquency Ratio                                  2.70%


           REPOSSESSION ANALYSIS
              Current Balance of Contracts where Repossession
                 occurred in the Current Month                      252,547.70
              Number of Contracts where Repossession occurred
                 in the Current Month                                       19


           WEIGHTED AVERAGE COMPUTATIONS
              Weighted Average Coupon                                   10.91%
              Weighted Average Original Term (months)                   122.00
              Weighted Average Remaining Term (months)                  102.40
              Number of Outstanding Accounts - End of Period            13,453


           CASH SETTLEMENT FOR THE TRUSTEE
              Total Deposit to the Certificate Account            4,665,451.46
              Servicing Fee                                          94,733.02
              Interest allocable to the Seller's Certificate              0.59
              Principal amount allocable to the Seller's Certificate      2.41
              Wire Funds to the Surety Bond Provider                 15,157.28
              Net Deposit to the Certificate Account - Excluding
                 Amounts Due to Seller                            4,555,558.16
              Wire Funds to the Certificateholders - Interest
                 Amounts                                            852,596.61
              Wire Funds to the Certificateholders -
                 Principal Amounts                                3,482,579.64
              Deposit Funds into the Reserve Account                     -
              Wire Funds to NationsCredit                           220,381.90

Approved by: /s/ LAWRENCE ANGELILLI -------------------------Authorized Signer

[NATIONSCREDIT GRANTOR TRUST LETTERHEAD]
March 16, 1998
BY EDGAR
Securities and Exchange Commission Judiciary Plaza 450 Fifth Street, N.W. Washington, D.C. 20549

Re:   NationsCredit Grantor Trust 1997 - 1
Ladies and Gentlemen:
On behalf of NationsCredit Grantor Trust 1997 - 1 (the "Trust") filed herewith via EDGAR is the Trust's Current Report on Form 8-K.

Should you have any questions with regard to the filing, please call the undersigned at (972) 506-5026.

Very truly yours,
/s/ LAWRENCE ANGELILLI --------- Lawrence Angelilli Vice President & Treasurer
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